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Exhibit 99.2

Supplemental Financial Information
For the three months and six months ended June 30, 2009

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational Data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9
Balance Sheet Information	10-13
Summarized balance sheet information	10
Debt summary	11
Outstanding debt by maturity date	12-13
Financing Activity	14-15
2009 Summary of financing activity	14
2010 Summary of financing activity	15
Development Pipeline Forecast	16

        This supplemental financial information should be read in connection with the Company's second quarter 2009 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date August 4, 2009) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2009, the Operating Partnership owned or had an ownership interest in 72 regional malls and 20 community shopping centers aggregating approximately 76 million square feet of gross leasable area ("GLA"). These 92 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2009	12/31/2008	12/31/2007	12/31/2006
	dollars in thousands except per share data
Closing common stock price per share	$17.61	$18.16	$71.06	$86.57
52 week high	$69.11	$76.50	$103.59	$87.10
52 week low	$5.31	$8.31	$69.44	$66.70
Shares outstanding at end of period
Class A participating convertible preferred units	—	—	2,855,393	2,855,393
Class A non-participating convertible preferred units	198,382	193,164	219,828	287,176
Series A cumulative convertible redeemable preferred stock	—	—	3,067,131	3,627,131
Common shares and partnership units	91,162,413	88,529,334	84,864,600	84,767,432

Total common and equivalent shares/units outstanding	91,360,795	88,722,498	91,006,952	91,537,132

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,900,144	$7,926,241	$7,507,559	$6,620,271
Equity market capitalization	1,608,864	1,611,201	6,466,954	7,924,369

Total market capitalization	$9,509,008	$9,537,442	$13,974,513	$14,544,640

Floating rate debt as a percentage of total debt	23.5%	21.9%	14.8%	20.8%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2008	11,645,700	76,883,634	193,164	88,722,498

Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	46,410	148,533	—	194,943

Balance as of March 31, 2009	11,692,110	77,032,167	193,164	88,917,441

Conversion of partnership units to cash	(11,000)			(11,000)
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	165,901	2,283,235	5,218	2,454,354

Balance as of June 30, 2009	11,847,011	79,315,402	198,382	91,360,795

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of June 30,
	2009	2008
Straight line rent receivable	$65.7	$58.5

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2009	2008	2009	2008
	dollars in millions
Lease termination fees	$1.3	$2.3	$3.2	$4.8
Straight line rental income	$2.1	$2.6	$3.7	$4.7
Gain on sales of undepreciated assets	$1.1	$1.4	$2.5	$3.0
Amortization of acquired above- and below-market leases (SFAS 141)	$3.0	$3.9	$7.2	$8.5
Amortization of debt premiums/(discounts)(b)	$0.4	$(0.7)	$0.7	$(1.5)
Interest capitalized	$6.1	$9.2	$12.6	$16.8

(a)
All joint venture amounts included at pro rata.

(b)
Reflects the Company's adoption of FSP APB 14-1 on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/2009	Year Ended 12/31/2008	Year Ended 12/31/2007
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$5.7	$87.5	$387.9
Development, redevelopment and expansions of Centers	108.3	446.1	545.9
Renovations of Centers	4.0	8.5	31.1
Tenant allowances	4.8	14.6	28.0
Deferred leasing charges	11.2	22.3	21.6

Total	$134.0	$579.0	$1,014.5

Joint Venture Centers(a)
Acquisitions of property and equipment	$1.0	$294.4	$24.8
Development, redevelopment and expansions of Centers	21.2	60.8	33.5
Renovations of Centers	1.2	3.1	10.5
Tenant allowances	1.6	13.8	15.1
Deferred leasing charges	1.4	5.0	4.2

Total	$26.4	$377.1	$88.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Wholly Owned Centers	Joint Venture Centers	Total Centers
06/30/2009	$410	$444	$428
12/31/2008	$420	$460	$441
12/31/2007(b)	$448	$486	$467

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Sales per square foot were $467 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Wholly Owned Regional Malls(a)	Joint Venture Regional Malls(a)	Total Regional Malls(a)
06/30/2009	90.3%	90.7%	90.5%
12/31/2008	91.6%	92.8%	92.3%
12/31/2007	92.8%	93.3%	93.1%

Period Ended	Wholly Owned Centers(b)	Joint Venture Centers(b)	Total Centers(b)
06/30/2009	89.9%	91.0%	90.5%
12/31/2008	91.3%	93.1%	92.3%
12/31/2007	92.8%	94.0%	93.5%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community shopping centers. Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Commencing During the Period(b)	Average Base Rent PSF on Leases Expiring(c)
Wholly Owned Centers
06/30/2009	$42.74	$41.45	$35.49
12/31/2008	$41.39	$42.70	$35.14
12/31/2007	$38.49	$43.23	$34.21
Joint Venture Centers
06/30/2009	$42.68	$46.70	$36.65
12/31/2008	$42.14	$49.74	$37.61
12/31/2007	$38.72	$47.12	$34.87

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the six months ended June 30, 2009.

(b)
The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Lease signings for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the six months ended June 30, 2009.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the six months ended June 30, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2008	2007	2006
Wholly Owned Centers
Minimum rents	8.9%	8.0%	8.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	4.4%	3.8%	3.7%

Total	13.7%	12.2%	12.2%

	For Years Ended December 31,
	2008	2007	2006
Joint Venture Centers
Minimum rents	8.2%	7.3%	7.2%
Percentage rents	0.4%	0.5%	0.6%
Expense recoveries(a)	3.9%	3.2%	3.1%

Total	12.5%	11.0%	10.9%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	June 30, 2009	December 31, 2008	December 31, 2007
	dollars in thousands
Cash and cash equivalents	$57,889	$66,529	$85,273
Pro rata cash and cash equivalents on unconsolidated entities	47,805	91,103	56,194
Investment in real estate, net (a)	6,360,530	6,371,319	6,187,473
Investment in unconsolidated entities	1,034,166	1,094,845	785,643
Total assets	7,968,948	8,090,435	7,937,097
Mortgage and notes payable (b)	5,957,140	5,940,418	5,703,180
Pro rata share of debt on unconsolidated entities	2,010,150	2,017,705	1,820,411

(a)
Includes construction in process of $603,163 at June 30, 2009, $600,773 at December 31, 2008 and $442,670 at December 31, 2007.

(b)
Reflects the Company's adoption of FSP APB 14-1 on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of June 30, 2009
	Fixed Rate	Variable Rate(a)	Total
	dollars in thousands
Consolidated debt	$4,229,660	$1,660,334	$5,889,994
Unconsolidated debt	1,811,194	198,956	2,010,150

Total debt	$6,040,854	$1,859,290	$7,900,144
Weighted average interest rate	6.08%	2.21%	5.17%
Weighted average maturity (years)			3.37

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of June 30, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Carmel Plaza (b)	05/01/09	7.45%	$25,562	$—	$25,562
Macerich Partnership Line of Credit (c)	04/25/10	6.23%	400,000	—	400,000
Macerich Partnership Term Loan (d)	04/26/10	6.50%	442,500	—	442,500
Vintage Faire Mall	09/01/10	7.92%	62,769	—	62,769
Santa Monica Place	11/01/10	7.79%	77,274	—	77,274
Northridge Mall	01/01/11	8.20%	72,000	—	72,000
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	166,524	—	166,524
Shoppingtown Mall	05/11/11	5.01%	42,216	—	42,216
Capitola Mall	05/15/11	7.13%	36,537	—	36,537
Freehold Raceway Mall	07/07/11	4.68%	168,644	—	168,644
Pacific View	08/31/11	7.25%	80,124	—	80,124
Pacific View	08/31/11	7.00%	6,480	—	6,480
Rimrock Mall	10/01/11	7.57%	41,799	—	41,799
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,556	—	8,556
The Macerich Company—Convertible Senior Notes (e)	03/15/12	5.41%	613,324	—	613,324
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	99,259	—	99,259
Chandler Fashion Center	11/01/12	6.00%	65,529	—	65,529
Towne Mall	11/01/12	4.99%	14,120	—	14,120
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/01/13	7.78%	129,553	—	129,553
Queens Center	03/01/13	7.00%	211,288	—	211,288
Greeley—Defeasance	09/01/13	6.34%	26,699	—	26,699
FlatIron Crossing	12/01/13	5.26%	182,435	—	182,435
Great Northern Mall	12/01/13	5.11%	39,225	—	39,225
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Fresno Fashion Fair	08/01/15	6.76%	168,502	—	168,502
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	89,393	—	89,393
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,547	—	15,547
Chesterfield Towne Center	01/01/24	9.07%	53,260	—	53,260
South Plains Mall	03/01/29	9.49%	57,469	—	57,469
Wilton Mall	11/01/29	4.79%	41,572	—	41,572

Total Fixed Rate Debt for Consolidated Assets		6.11%	$4,229,660	$—	$4,229,660

La Cumbre Plaza	08/09/09	1.70%	$—	$30,000	$30,000
Promenade at Casa Grande (f)	08/16/09	1.77%	—	49,325	49,325
Panorama Mall	02/28/10	1.37%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	1.69%	—	790,000	790,000
Cactus Power Center (g)	03/14/11	1.67%	—	352	352
Twenty Ninth Street	03/25/11	5.45%	—	106,225	106,225
Victor Valley, Mall of	05/06/11	2.18%	—	100,000	100,000
Westside Pavilion	06/05/11	3.02%	—	175,000	175,000
SanTan Village Regional Center (h)	06/13/11	3.02%	—	112,676	112,676
Oaks, The	07/10/11	2.37%	—	165,000	165,000
Oaks, The	07/10/11	3.02%	—	81,756	81,756

Total Floating Rate Debt for Consolidated Assets		2.32%	$—	$1,660,334	$1,660,334

Total Debt for Consolidated Assets		5.04%	$4,229,660	$1,660,334	$5,889,994

II. Unconsolidated Assets (At Company's pro rata share):
Redmond Retail (51%)	09/01/09	4.81%	$35,794	$—	$35,794
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	31,749	—	31,749
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	28,572	—	28,572
Cascade (51%)	07/01/10	5.28%	19,610	—	19,610
Stonewood Mall (51%)	12/11/10	7.44%	37,007	—	37,007
Inland Center (50%)	02/11/11	4.69%	26,335	—	26,335
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	25,716	—	25,716
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705

	As of June 30, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
NorthPark Center (50%)	05/10/12	5.96%	91,400	—	91,400
NorthPark Center (50%)	05/10/12	8.33%	40,818	—	40,818
NorthPark Land (50%)	05/10/12	8.33%	39,426	—	39,426
Kierland Greenway (24.5%)	01/01/13	6.02%	15,243	—	15,243
Kierland Main Street (24.5%)	01/02/13	4.99%	3,725	—	3,725
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tysons Corner Center (50%)	02/17/14	4.78%	164,100	—	164,100
Redmond Office (51%)	05/15/14	7.52%	31,563	—	31,563
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	74,252	—	74,252
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	126,859	—	126,859
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	58,710	—	58,710
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,859	—	22,859
North Bridge, The Shops at (50%)	06/15/16	7.52%	102,500	—	102,500
West Acres (19%)	10/01/16	6.41%	12,673	—	12,673
Biltmore Fashion Park (50%)	07/10/29	4.72%	35,733	—	35,733
Wilshire Building (30%)	01/01/33	6.35%	1,820	—	1,820

Total Fixed Rate Debt for Unconsolidated Assets		6.01%	$1,811,194	$—	$1,811,194

Superstition Springs Center (33.3%)	09/09/09	0.69%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/09	1.24%	—	31,125	31,125
Metrocenter Mall (15%)	02/09/10	1.80%	—	16,800	16,800
Metrocenter Mall (15%)	02/09/10	3.77%	—	3,240	3,240
Desert Sky Mall (50%)	03/04/10	1.42%	—	25,750	25,750
Kierland Tower Lofts (15%)	11/18/10	3.38%	—	1,580	1,580
Boulevard Shops (50%)	12/17/10	1.22%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	1.46%	—	8,643	8,643
Market at Estrella Falls (35.1%)	06/01/11	2.45%	—	12,320	12,320
Los Cerritos Center (51%)	07/01/11	1.02%	—	66,300	66,300

Total Floating Rate Debt for Unconsolidated Assets		1.32%	$—	$198,956	$198,956

Total Debt for Unconsolidated Assets		5.54%	$1,811,194	$198,956	$2,010,150

Total Debt		5.17%	$6,040,854	$1,859,290	$7,900,144

Percentage to Total			76.47%	23.53%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.
(b)
The Company is currently in negotiations to extend this loan.
(c)
This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.
(d)
As of August 3, 2009, the Company repaid $200.0 million of this debt. This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 15, 2010.
(e)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $29.5 million and the annual interest rate represents the effective interest rate, including the discount. Year-to-date June 30, 2009, the Company retired $84.3 million of the notes. Additionally, as a result of the adoption of FSP APB 14-1 on January 1, 2009, the Company allocated $34.8 million of the initial loan amount to equity as of the date of the adoption.
(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.
(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 53.1%.
(h)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
2009 SUMMARY OF FINANCING ACTIVITY (at Company's pro rata share)

Center/Entity (dollars in thousands)	Maturity Date	Total Debt Maturing in 2009 (Balance as of 6/30/09 or refinanced balance)	Less Debt with Extension Options	Net Debt Refinanced or Maturing in 2009	Estimated New Proceeds (a)	Estimated Net Proceeds Over Existing Loan Amount
2009 closed financings/commitments:
Corte Madera, The Village at (50.1%) (b)	11/01/09	$31,749		$31,749	$40,000	$8,251
North Bridge, The Shops at (50%) (c)	06/15/16	102,500		102,500	102,500	—
Northgate Mall (d)				—	30,000	30,000
Northridge Mall (e)	01/01/11	78,898		78,898	72,000	(6,898)
Paradise Valley Mall (f)		20,000		20,000	90,000	70,000
Queens Center (g)	03/01/13	88,651		88,651	130,000	41,349
Redmond Town Center—Office (51%) (h)	05/15/14	30,485		30,485	31,620	1,135
Redmond Town Center—Retail (51%) (i)	09/01/09	35,794		35,794	38,000	2,206
Twenty Ninth Street (j)	03/25/11	106,225		106,225	106,225	—
Washington Square (51%) (k)	01/01/16	64,261		64,261	127,500	63,239

Subtotal—closed or committed:				$558,563	$767,845	$209,282

2009 remaining loans maturing:
Carmel Plaza (l)	05/01/09	$25,562		25,562	23,562	(2,000)
La Cumbre Plaza (l)	08/09/09	30,000		30,000	21,400	(8,600)

Subtotal—remaining 2009 maturities				$55,562	$44,962	$(10,600)

Expected fundings under existing loans and new construction loans:
Los Cerritos Center (51%) (m)				—	35,700	35,700
The Oaks				—	25,000	25,000
2009 remaining maturities with extension options:
Camelback Colonnade (75%) (n)	10/09/09	31,125	31,125	—	—	—
Promenade at Casa Grande (51.3%) (n)	08/16/09	49,325	49,325	—	—	—
Superstition Springs Center (33.3%) (n)	09/09/09	22,498	22,498	—	—	—

Total / Average		$717,073	$102,948	$614,125	$873,507	$259,382

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.
(b)
The Company's joint venture has agreed to an $80 million refinancing that is expected to close in October 2009.
(c)
The Company's joint venture closed a $205 million refinancing at a fixed rate of 7.50% that matures on June 15, 2016.
(d)
The Company has negotiated an $80 million construction loan at LIBOR + 4.50%, with an all-in interest rate floor of 6.0%. This transaction is expected to close in September 2009.
(e)
The Company extended this loan to January 1, 2011 for $72.0 million at a fixed rate of 7.50%.
(f)
The Company repaid the existing debt totaling $20.0 million on May 1, 2009, and has secured a refinance commitment for $90 million at LIBOR + 4.0% (with a LIBOR floor of 1.50%) that is expected to close in August 2009.
(g)
The Company refinanced this loan on a portion of Queens Center on February 1, 2009 with a new loan for $130 million at a fixed rate of 7.50% that matures on March 1, 2013.
(h)
The Company's joint venture closed a $62.0 million refinancing on May 11, 2009 for five years at a fixed rate of 7.50%.
(i)
The Company's joint venture has agreed to a $150.0 million loan at LIBOR + 4.0% (with a 2.0% LIBOR floor) to refinance Redmond Town Center—Retail, Cascade Mall and Kitsap Mall. This transaction is expected to close in August 2009.
(j)
The Company refinanced this loan on March 25, 2009 for $115 million, including an earn-out, for two years with a one-year extension option at a floating rate of LIBOR + 3.40% with an all-in interest rate floor of 5.25%.
(k)
The Company's joint venture refinanced this loan on December 10, 2008 with a new loan for $250.0 million at a fixed rate of 6.0% that matures on January 1, 2016.
(l)
The Company is currently in negotiations to extend this loan.
(m)
This anticipates the exercise of an accordion funding from the existing mortgage, expected to close in August 2009.
(n)
These loans have extension options that have not yet been formally exercised by the Company's joint ventures.

  The Macerich Company
  Supplemental Financial and Operating Information (Unaudited)
  2010 SUMMARY OF FINANCING ACTIVITY (at Company's pro rata share)

Center/Entity (dollars in thousands)	Maturity Date	Total Debt Maturing in 2010 (Balance as of 6/30/09)	Less Debt with Extension Options	Net Debt Maturing in 2010	Estimated New Proceeds (a)	Estimated Net Proceeds Over Existing Loan Amount
2010 commitments:
Cascade Mall (51%) (b)	07/01/10	$19,610		$19,610	$10,500	$(9,110)
Kitsap Mall/Place (51%) (b)	06/01/10	28,572		28,572	28,000	(572)

Subtotal—committed:				$48,182	$38,500	$(9,682)

2010 loans maturing:
Boulevard Shops (50%)	12/17/10	10,700		10,700	10,000	(700)
Camelback Colonnade (75%)	10/09/10	31,125		31,125	37,500	6,375
Kierland Tower Lofts (15%)	11/18/10	1,597		1,597	—	(1,597)
Metrocenter Mall (15%)	02/09/10	20,040		20,040	6,750	(13,290)
Ridgmar (50%)	04/11/10	28,700		28,700	25,500	(3,200)
Santa Monica Place	11/01/10	77,274		77,274	175,000	97,726
Stonewood Mall (51%)	12/11/10	37,007		37,007	58,000	20,993
Vintage Faire Mall	09/01/10	62,769		62,769	141,000	78,231

Subtotal—remaining 2010 maturities				$269,212	$453,750	$184,538

Expected fundings under existing or committed development loans:
Northgate Mall				—	30,000	30,000
The Oaks				—	35,000	35,000
2010 loans with extension options:
Desert Sky Mall (50%)	03/04/10	25,750	25,750	—	—	—
Panorama Mall	02/28/10	50,000	50,000	—	—	—
Promenade at Casa Grande (51.3%)	08/16/10	49,325	49,325	—	—	—
Superstition Springs Center (33.3%)	09/09/10	22,498	22,498	—	—	—

Total / Average—Property Secured Loans		$464,967	$147,573	$317,394	$557,250	$239,856

Corporate unsecured debt maturing:
Macerich Partnership—Line of Credit (c)	4/25/2011	$1,190,000	$1,190,000	—
Macerich Partnership—Term Loan (d)	4/26/2010	$442,500		$442,500

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
The Company's joint venture has agreed to a $150.0 million loan at LIBOR + 4.0% (with a 2.0% LIBOR floor) to refinance Redmond Town Center—Retail, Cascade Mall and Kitsap Mall. This transaction is expected to close in August 2009.

(c)
The Company anticipates it will exercise a one-year extension option on its revolving line of credit from April 25, 2010 to April 25, 2011.

(d)
As of August 3, 2009, the Company repaid $200.0 million of this debt. The Company anticipates repaying the remainder of this term loan with a combination of cash, the revolving line of credit and other liquidity events.

The Macerich Company
Supplemental Financial and Operating Information
Development Pipeline Forecast
as of June 30, 2009

								Placed in Service	Estimated Year Placed in Service (a)
								2008	2009	2010
					Estimated Pro rata Project Cost (a)	Estimated Completion Date (a)
Property	Project Type	Estimated Project Size (a)	Estimated Total Project Cost (a)	Ownership %			Pro rata Spent to Date as of 6/30/09	Pro rata Cost	Pro rata Cost	Pro rata Cost
		Square Feet	(dollars in thousands)		(dollars in thousands)		(dollars in thousands)
REDEVELOPMENT
Scottsdale Fashion Square	Expansion—Barneys New York	170,000	$143,000	50%	$71,500	2009/2010	$51,000		$60,775	$10,725
The Oaks	Expansion and Nordstrom	97,288	235,000	100%	235,000	2008/2009	221,000	$170,000	65,000
FlatIron Crossing	Redevelopment—Former Lord & Taylor	100,000	17,000	100%	17,000	2009/2010	12,000		14,000	3,000
Northgate Mall	New Retail Development	725,000	79,000	100%	79,000	2009/2010	40,000		50,000	29,000
Santa Monica Place	New Mall Development	550,000	265,000	100%	265,000	2010	117,000			265,000
Fiesta Mall	Anchor Replacement	110,000	50,000	100%	50,000	2009	42,000		50,000
Lakewood Mall	Anchor Addition—Costco	160,000	27,000	51%	13,770	2009	13,700		13,770
Los Cerritos	Anchor Expansion—Nordstrom	36,500	56,000	51%	28,560	2010	14,000			28,560

TOTAL		1,948,788	$872,000		$759,830		$510,700	$170,000	$253,545	$336,285
LESS COSTS INCURRED THROUGH 6/30/09								$170,000	$209,700	$131,000

NET COSTS REMAINING TO BE INCURRED								$—	$43,845	$205,285

(a)—Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Summarized Balance Sheet Information
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date